SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2012

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Stationsplein 45

3013 AK Rotterdam

The Netherlands

(Address of Principal Executive Offices)

Registrant’s Telephone number, including area code: 31 10 275 5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 4, 2012, LyondellBasell Industries N.V. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC (the “Underwriters”) and the selling shareholders listed on Schedule A-1 thereto (the “Selling Shareholders”), relating to the underwritten offering and sale by the Selling Shareholders of 17,500,000 ordinary shares (the “Shares”), par value €0.04 per share, of the Company (the “Offering”). The Shares are being sold at a price to the public of $46.94 per share. Pursuant to the Underwriting Agreement, the underwriters have the option, exercisable for 30 days from the date of the Underwriting Agreement, to purchase up to an additional 2,625,000 ordinary shares from the Selling Shareholders at the public offering price less any commissions payable by the Selling Shareholders. The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Selling Shareholders, conditions to closing, indemnification obligations of the Company, the Selling Shareholders and the Underwriters, and termination and other customary provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein. The Offering is expected to close on September 7, 2012.

The Offering was made pursuant to a shelf registration statement the Company filed with the Securities and Exchange Commission that became effective on November 8, 2011 (Registration No. 333-177806). Copies of certain legal opinions are filed as Exhibits 5.1, 8.1 and 8.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement dated September 4, 2012 among LyondellBasell Industries N.V., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC and the selling shareholders named therein.

5.1	Opinion of De Brauw Blackstone Westbroek N.V., Dutch counsel for the Company.

8.1	Opinion of De Brauw Blackstone Westbroek N.V., Dutch counsel for the Company.

8.2	Opinion of Baker Botts L.L.P., U.S. counsel for the Company.

23.1	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibit 5.1).

23.2	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibit 8.1).

23.3	Consent of Baker Botts L.L.P. (included in Exhibit 8.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date:	September 7, 2012	By:	/s/ Karyn F. Ovelmen
Karyn F. Ovelmen
Executive Vice President

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement dated September 4, 2012 among LyondellBasell Industries N.V., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC and the selling shareholders named therein.

5.1	Opinion of De Brauw Blackstone Westbroek N.V., Dutch counsel for the Company.

8.1	Opinion of De Brauw Blackstone Westbroek N.V., Dutch counsel for the Company.

8.2	Opinion of Baker Botts L.L.P., U.S. counsel for the Company.

23.1	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibit 5.1).

23.2	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibit 8.1).

23.3	Consent of Baker Botts L.L.P. (included in Exhibit 8.2).